UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 27, 2005
                                                          -------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 1-12451                                  11-2636089
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        (Commission File Number)               (IRS Employer Identification No.)

1850 McDonald Avenue, Brooklyn, New York                      11223
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 679-7778
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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      |_| Written communications pursuant to Rule 425 under the Securities Act
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      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
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      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On July 27, 2005, Mr. Dennis M. 'O Donnell, the Chief Executive Officer of New York Health Care, Inc. (the "Company"), was appointed to the additional position of President of the Company and Mr. O'Donnell relinquished the position of corporate secretary of the Company. Mr. David C. Katz was appointed corporate secretary, a non-executive position, to fill the role vacated by Mr. O'Donnell. A biography of Mr. O'Donnell follows:

      Mr. O'Donnell, 49, joined the Company's wholly-owned subsidiary, the BioBalance Corporation ("BioBalance") as its Chief Operating Officer in May 2003. In November 2003, Mr. O'Donnell was appointed as President of BioBalance and in January 2004 he became a director of the Company. He assumed the additional title of Chief Executive Officer of BioBalance in July 2004 and Chief Executive Officer and Secretary of the Company in February 2005. Mr. O'Donnell has more than 20 years of general management, marketing and business development experience in the pharmaceutical, consumer healthcare and nutritional industries, principally with Wyeth (formerly American Home Products) from 1983 to 2002. From December 1998 to December 2001, Mr. O'Donnell was Executive Vice President and General Manager of the Solgar division of Wyeth, a manufacturer of premium dietary supplements, probiotics and specialty foods. Prior to Solgar, Mr. O'Donnell was Senior Vice President of Global Business Development & Strategic Planning for Wyeth's OTC Drug Division from May 1996 to December 1998, where he identified drugs, devices and medical foods for potential acquisition. From January 1994 to April 1996, he led the Respiratory and GI/Topicals Divisions at Wyeth. From January 2002 to May 2003, Mr. O'Donnell was a consultant, providing business consulting services to the pharmaceutical and consumer healthcare industries. Mr. O'Donnell is a Registered Pharmacist, with a B.S. in Pharmacy from St. John's University and an MBA in Marketing & Finance from New York University's Stern School of Business.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEW YORK HEALTH CARE, INC.
                                        (Registrant)


                                        By: /s/ Dennis M. O'Donnell
                                            ------------------------------------
                                            Dennis M. O'Donnell, Chief Executive
                                            Officer and President

Date: August 2, 2005